SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
     [ ]  Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     [X]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ]  Soliciting Material Pursuant to Rule 240.14a-11(c)or Rule 240.14a-12

                                   LION, INC.
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
    (Name of Persons(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(I)(1)and
        0-11.

        (1) Title of each class of securities to which transaction applies:

        (2) Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        (4) Proposed maximum aggregate value of transaction:__________________

        (5) Total fee paid:___________________________________________________

[ ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid:__________________________________________

        (2) Form, Schedule or Registration Statement No.:____________________

        (3) Filing Party:____________________________________________________

        (4) Date Filed:______________________________________________________

                                   LION, INC.

                                NOVEMBER 4, 2002

Dear Stockholder:

         You are cordially invited to attend the 2002 annual meeting of stockholders ("Annual Meeting") of LION, Inc. ("Company") which will be held at the West Coast Bellevue Hotel located at 625 116th Ave. NE, Bellevue, Washington on Friday, December 13, 2002, beginning at 10:00 a.m. local time.

         The items of business which will be acted upon at the Annual Meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement. Enclosed with this proxy statement are your proxy card and a copy of our 2001 annual report (including our quarterly report for the second quarter ended June 30, 2002).

         If you do not plan to attend the Annual Meeting, please complete, date, sign, and promptly return the enclosed proxy in the envelope provided so that your shares can be voted at the meeting in accordance with your instructions. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so by voting in person at the Annual Meeting.

         During the Annual Meeting, management will report on operations and other matters affecting the Company and will respond to stockholders' questions. On behalf of the Board of Directors, we would like to express our appreciation for your continued interest in the affairs of the Company. We look forward to seeing you at the Annual Meeting.

Sincerely,



DAVID STEDMAN
Chief Executive Officer



--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

In order to assure your representation at the meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope (no postage required if mailed in the United States).
--------------------------------------------------------------------------------

                                   LION, INC.
                                4700-42ND AVE. SW
                                    SUITE 430
                                SEATTLE, WA 98116

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                      TO BE HELD FRIDAY, DECEMBER 13, 2002

         We will hold the annual meeting of stockholders ("Annual Meeting") of Lion, Inc., a Washington corporation ("Company") at the West Coast Bellevue Hotel located at 625 116th Ave. NE, Bellevue, Washington on Friday, December 13, 2002, beginning at 10:00 a.m. local time, for the following purposes:

1) To elect seven directors to serve until the 2003 Annual Meeting of Stockholders or until their respective successors are elected and qualified;

2) To ratify the appointment of Grant Thornton LLP as the Company's independent accountants for the fiscal year ending December 31, 2002; and

3) To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     Stockholders of record at the close of business on October 28, 2002 are entitled to notice of and to vote at the meeting or any postponement or adjournment.

                                             By order of the Board of Directors
                                             John A. McMillan
                                             Chairman

Seattle, Washington
November 4, 2002


                                IMPORTANT NOTICE

Whether or not you plan to attend the Annual Meeting in person, please complete, sign, date, and return the accompanying proxy card in the enclosed envelope to ensure your representation and the presence of a quorum at the Annual Meeting. No postage is required if it is mailed in the United States. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so by voting in person at the Annual Meeting. Your proxy may be revoked at any time prior to the Annual Meeting in accordance with the procedures set forth in the Proxy Statement.

                                   LION, INC.
                                4700-42ND AVE. SW
                                    SUITE 430
                                SEATTLE, WA 98116
                                 (206) 577-1440

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 13, 2002

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Information Concerning Solicitation and Voting............................     1

Proposal One (Election of Directors)......................................     3

Proposal Two (Ratification of Appointment of Auditors)....................     7

Information Regarding Beneficial Ownership of Principal Stockholders
   and Management.........................................................     7

Executive Officers........................................................     9

Executive Compensation and Other Information..............................    10

Equity Compensation Plan Information......................................    12

Other Matters.............................................................    16

Stockholder Proposals.....................................................    16

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                   LION, INC.

         Your proxy, using the enclosed form, is solicited by the Board of Directors of LION, Inc., a Washington corporation ("Company") for the Annual Meeting of Stockholders ("Annual Meeting") to be held at 10:00 a.m. on Friday, December 13, 2002, at the West Coast Bellevue Hotel located at 625 116th Ave. NE, Bellevue, Washington, and at any adjournment or postponement of the Annual Meeting.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         This Proxy Statement, the enclosed proxy card, our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, and our quarterly report for the second quarter ended June 30, 2002 are furnished to the holders of our common stock and to the holders of our Series A Preferred Stock. As used in this Proxy Statement, the holders of common stock and the holders of Series A Preferred Stock are referred to together as "Stockholders." Management anticipates that the mailing to Stockholders of these proxy materials will occur on or about November 4, 2002.

PURPOSE OF MEETING

         The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting. Each proposal is described in more detail in this Proxy Statement.

VOTING RIGHTS

         Our common stock and the Series A Preferred Stock are the only classes of securities entitled to vote at the Annual Meeting. Pursuant to the Certificate of Designation adopted by the Board of Directors on April 27, 2000, the holders of Series A Preferred Stock were granted the right to one vote for each share of common stock into which the Preferred Stock could then be converted, and are entitled to vote, together with holders of common stock, with respect to any matter upon which the holders of common stock have the right to vote. Only Stockholders of record at the close of business on October 28, 2002 ("Record Date") are entitled to receive notice of the Annual Meeting and to vote the shares they hold at the Annual Meeting or at any adjournment or postponement. As of the Record Date, there were 31,413,478 shares of common stock outstanding, and 1,500,000 shares of Series A Preferred Stock outstanding, each share entitled to one vote on each matter to be voted upon. A list of stockholders entitled to vote at the Annual Meeting will be available during ordinary business hours at the Company's offices at 4700-42nd Ave. SW, Suite 430, Seattle, WA 98116 for a period of at least 10 days prior to the Annual Meeting.

          Our articles provide that the presence at the meeting, either in person or by proxy, of the holders of forty percent (40%) of the outstanding shares entitled to vote on the Record Date will constitute a quorum, permitting the transaction of business at the Annual Meeting. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting for purposes of determining the presence of a quorum. Each voting proposal is tabulated separately. If a quorum is present, those directors receiving the largest numbers (plurality) of votes cast by the holders of the shares entitled to vote in the Annual Meeting will be elected. In order to be adopted, Proposal No. 2 (the ratification of accountants) will be approved if the votes cast favoring the proposal exceed the votes cast in opposition to the proposal. A properly executed proxy marked "ABSTAIN" with respect to any matter will not be voted, although it will be included in tabulations of the votes cast for purposes of determining whether a proposal has been approved. Abstentions will have no effect on the vote for election of directors or the ratification of the Company's accountants. Broker non-votes will not be counted for purposes of determining the number of votes cast for proposals.

          Whether or not you are able to attend the meeting in person, you are urged to complete, sign, date, and return the accompanying proxy in the enclosed envelope. Your proxy is solicited by our Board of Directors and when properly completed and not revoked, will be voted at the Annual Meeting in accordance with your instructions. Proxies which are executed but do not specify a vote for, against, or in abstention, will be voted FOR the election of each of the seven nominees for director named below and FOR ratification of the appointment of Grant Thornton LLP as the Company's independent public accountants the fiscal year ending December 31, 2002. If other matters come before the Annual Meeting, the proxies will be voted as recommended by the Board of Directors or, if no recommendation is given, in the discretion of the proxy holders.

          Your proxy may be revoked or changed at any time prior to the Annual Meeting. You may do this by advising the Secretary of the Company in writing of your desire to revoke your proxy, or by sending the Secretary another signed proxy with a later date before the beginning of the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so by voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

SOLICITATION OF PROXIES

          The solicitation of proxies will be conducted by mail and the Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional solicitation material furnished to Stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to the beneficial owners, and we may reimburse them for reasonable out-of-pocket and clerical expenses incurred by them in so doing. We have not retained a proxy solicitor in conjunction with the Annual Meeting. The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

          At the Annual Meeting, the stockholders will elect seven directors to serve until the 2003 Annual Meeting of Stockholders or until their respective successors are elected and qualified. Unless marked otherwise, proxies received will be voted FOR the election of the seven nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and in such an event, the specific nominees to be voted for will be determined by the proxy holders.

          Assuming a quorum is present, the seven nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company. Stockholders are not entitled to cumulate votes in the election of directors. All nominees have consented to serve as directors, if elected. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the persons who are designated as proxies intend to vote, in their discretion, for such other persons, if any, as may be designated by the board of directors. As of the date of this Proxy Statement, the board of directors has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

          Each of the seven nominees for director is currently a director of the Company. Dave Stedman, Griffith J. Straw and Randall D. Miles were appointed by the current Board of Directors. Each of the remaining four nominees for director was previously elected by the stockholders. The names of persons who are nominees for director, their ages as of the Record Date, and their positions and offices with the Company are set forth in the table below.

INFORMATION REGARDING DIRECTOR NOMINEES

                                                             Positions and Offices Held
                 Nominees                Age                      with the Company
      David Stedman                      52      Director, Chief Executive Officer, President
      Sam Ringer                         43      Director
      John A. McMillan                   71      Chairman of Board
      J.C. "Tuck" Marshall               56      Director
      Jacob L. Smith (1)(2)              63      Director
      Griffith J. Straw                  53      Director
      Randall D. Miles                   46      Director

(1)   Member of the Audit Committee
(2)   Member of the Compensation Committee

BUSINESS EXPERIENCE OF DIRECTOR NOMINEES

          Dave Stedman and Sam Ringer are full-time employees of the Company. The other directors devote only such time as may be necessary to our business and affairs. There are no family relationships among any of the directors or executive officers of the Company.

          DAVID STEDMAN has been a director and served as Chief Executive Officer of the Company since August 2002, and as President of LION since January 2001. Mr. Stedman joined LionInc.com, the former subsidiary of LION, in May 1999 as Vice President of Marketing & Sales. He served as its COO from January 2000 and as its President from October 2000 until its merger with the Company. Mr. Stedman has over 20 years of marketing experience that includes expertise in market analysis, systems development, strategic and market planning, identity creation, advertising and public relations. From 1989 to 1999 Mr. Stedman was a Vice President/Director of Marketing for Safeco Properties, a real estate development subsidiary of Safeco Insurance. Prior to Safeco Properties, Mr. Stedman held a number of positions with advertising agencies both here in the Northwest and in Alaska. Along with winning a variety of national and local advertising awards, Mr. Stedman has been a guest speaker for a design class at the University of Washington and has presented to a variety of business organizations.

          SAM RINGER has been a director of the Company since 1989. From March 2000 to January 2001, he served as Chief Technology Officer of LionInc.com. He served as Chief Executive Officer of LionInc.com from February 1999 to March 2000, and as its President from 1997 to March 2000, and during the period from 1991 through 1995. Mr. Ringer was co-founder, co-architect and author of the LION software. He received his training as a computer engineer and programmer in Spokane, WA at Spokane Falls Community College and Gonzaga University. Prior to his tenure with the Company, Mr. Ringer served for two years as a mortgage broker at MorNet Mortgage, a Seattle mortgage brokerage firm.

          JOHN A. MCMILLAN has been a director of the Company since January 1999, and served as Chief Executive Officer from October 1999 through August 2002. Mr. McMillan is a Director and member of the Executive Committee of the Board of Directors for Nordstrom, Inc. Mr. McMillan has been associated with Nordstrom for 40 years and served as a member of the office of chief executive officer from 1971 to 1996. Mr. McMillan's business and civic affiliations include sitting on the Board of Directors for Vision Youth (Chairman), ZION Preparatory Academy Capitol Campaign (Chairman), Urban Enterprise Council, Bob Walsh Enterprises, Global Partnerships, and Seattle Pacific University.

          J.C. (TUCK) MARSHALL was appointed to the Board of Directors in July 1999. Mr. Marshall formerly served as president of the National Association of Mortgage Brokers (NAMB) and is currently the president of J.C. Marshall Financial Services Inc., a licensed brokerage of mortgages, real estate, and insurance in Tinley Park, Illinois. He is a former president of Margo Financial Services LLC, a national provider of wholesale residential mortgages and a division of Argo FSB. He is a former president of the Illinois Association of Mortgage Brokers Education Foundation and a member of the UG/UIG Advisory Board. He was formerly Advisory Association Member for Chase Mortgage. His past accomplishments also include; president of the Illinois Association of Mortgage Brokers, NAMB Regional broker of the Year in 1995, NAMB Volunteer of the Year in 1996/1997, NAMB Legislative Chairman in 1998, and the receipt of the NAMB 2002 Distinguished Service Industry Award. As president of NAMB, Mr. Marshall developed contacts at all levels of congress and state governments through his lobbying efforts. He also developed strong working relationships with the leadership of the national and state mortgage broker associations along with the nation's leading mortgage industry companies. Mr. Marshall served as interim President of LionInc.com from March 2000 to October 2000.

          JACOB SMITH has been a director of the Company since June 1998. Mr. Smith has practiced business and civil law in Lynden, Washington for the last thirty-three years, with an emphasis on real estate, estate planning, and municipal law. He is the senior partner in the Lynden law firm of Smith Kosanke and Wright which he founded in 1972. Mr. Smith received a B.S. degree in Chemical Engineering from the University of Washington in 1962. He received a J.D. law degree from Willamette University Law School in Salem, Oregon in 1965. Mr. Smith is past president of the Whatcom County Bar Association.

          GRIFFITH J. STRAW has been a director of the Company since September 2002. Since May 2002, Mr. Straw has served as Regional Sales Director of United Guaranty Residential Insurance Company. Mr. Straw has more than 20 years experience in the mortgage banking industry. His previous positions include Director of Business Development at Freddie Mac, McLean, Virginia from October 1994 to March 2002. He served as Senior Vice President, Director of Marketing at Frontline Mortgage from May 1993 to October 1994 and Senior Vice President at National Pacific Mortgage from 1987 to 1992. Mr. Straw received his designation as a CMB (Certified Mortgage Banker) from the Mortgage Bankers Association of America ("MBA") in 2000. He is also a Faculty Fellow for the MBA's School of Mortgage Banking and was designated as a member of the Master Faculty in 2001. In November 1998, MORTGAGE TECHNOLOGY magazine named Mr. Straw as one of the year's top seven mortgage "technologists" in recognition of his role in creating online business opportunities for Freddie Mac.

          RANDALL D. MILES has been a director of the Company since September 2002. Mr. Miles has served as Managing Director of Investment Banking at D.A. Davidson & Co. since September 2001 and has over 20 years of experience in investment banking and financial services. During the period from June 1996 to September 2001, Mr. Miles was President and CEO of Advantage Funding Group, Inc, President of NAFCO Funding LLC, President of Quadrant Investment Bankers, Inc., and Managing Director of CBA Partners LLC and The Stone Pine Companies. Mr. Miles has served in a senior executive capacity at both large and mid-sized investment and merchant banks during the course of his career with particular focus on providing strategic and financial advisory counsel to public and private companies. His transactional experience includes mergers and acquisitions, public and private capital raising as well as structured finance expertise. Mr. Miles graduated from the University of Washington in 1979 with a degree in finance and sits on the board of directors of several privately held companies.

MEETINGS OF THE BOARD AND BOARD COMMITTEES

          The standing committees of the Board of Directors of the Company are the Audit Committee and the Compensation Committee. There is no standing nominating committee. The board of directors may establish other committees to facilitate the management of our business. An Executive Committee functioned from February 1999 through September 2002, to assist in the management of the Company between meetings of the Board. During 2001, Messrs. McMillan and Marshall served on the Executive Committee.

          The Audit Committee recommends the engagement of the firm of certified public accountants to audit the financial statements of the Company, and monitors the effectiveness of the audit effort, the

Company's financial and accounting organization and its system of internal accounting controls. Mr. Smith serves as the sole member of the Audit Committee.

          The Compensation Committee's functions are to establish and administer the Company's policies regarding compensation. The Compensation Committee makes recommendations concerning salaries and incentive compensation of executive personnel and employees of, and consultants to, the Company. The Compensation Committee also administers the Company's 1998 Stock Option Plan, including the approval of grants under the plan to our employees, consultants and directors. Mr. Smith currently serves as the sole member of the Compensation Committee.

          During 2001, the board of directors met seven times and took action by unanimous written consent on four occasions. The Compensation Committee met 2 times and the Audit Committee met 2 times during 2001. No director then in office attended fewer than 75% of the aggregate number of meetings of the board of directors and meetings of the committees of the board of directors on which he serves. In addition to attending meetings, directors discharge their responsibilities by review of management reports to directors, visits to our facilities, and correspondence and telephone conferences with our executive officers and other employees regarding matters of interest and concern to the Company.

DIRECTOR COMPENSATION

          The Company does not pay fees to its directors for performance of their duties as directors of the Company. We do reimburse directors for their out-of-pocket expenses incurred in connection with attendance at board and committee meetings. We do not compensate our directors for committee participation. On occasion we have compensated certain directors for performing special assignments for the Board of Directors. See Certain Relationships and Related Transactions. Employee directors are eligible to receive option grants and direct stock issuances under our 1998 Stock Option Plan. Persons who are non-employee directors of the Company are eligible to receive options to purchase 50,000 shares of common stock as an initial grant, exercisable at not less than the fair market value of our common stock on the day of grant. Thereafter, under our 1998 Stock Option Plan, non-employee directors receive automatic option grants each year to purchase 15,000 shares of common stock upon their reelection at the annual meeting of stockholders. The number of options under the automatic option grants is reduced by prorating to reflect the actual number of months served during the year. The two non-employee directors who were appointed by the current Board of Directors during 2002 will receive a prorated portion of the option to purchase 15,000 shares for their last term. The exercise price of all stock options granted under the 1998 Stock Option Plan is equal to the fair market value of our common stock, using the 20 day trailing average closing price on the date of grant.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE.

                                 PROPOSAL NO. 2

                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

          Grant Thornton LLP has audited the Company's financial statements since the year ended December 31, 1997, and has been appointed by the board of directors to continue as the Company's independent accountants for the fiscal year ending December 31, 2002. Stockholder ratification of the selection of Grant Thornton LLP as the Company's independent auditors is not required by the Company's bylaws or otherwise. However, the Board is submitting the selection of Grant Thornton LLP for stockholder ratification as a matter of good corporate practice. The persons named in the accompanying proxy will vote the Common Stock represented by the proxy for ratification of the selection of Grant Thornton LLP, unless a contrary choice has been specified in the proxy. If the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection, although the Board would not be required to select different independent public accountants for the Company. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors feels that such a change would be in the Company's and the stockholders' best interests.

          A representative of Grant Thornton LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so. The representative is expected to be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

                  INFORMATION REGARDING BENEFICIAL OWNERSHIP OF
                      PRINCIPAL STOCKHOLDERS AND MANAGEMENT

          The following table sets forth certain information regarding the beneficial ownership of our common stock as of September 30, 2002 for (a) each person we know to be a beneficial owner of five percent or more of our common stock, (b) each director of the Company, (c) each of the executive officers of the Company named in the Summary Compensation Table of this Proxy Statement (the "Named Executive Officers"), and (d) all directors and executive officers as a group.

                                                 Shares (2)       Percent (3)
Name and Address (1)                           Beneficially        of Voting
of Beneficial Owner                                Owned             Shares
--------------------                           ------------       -----------

DIRECTORS AND EXECUTIVE OFFICERS:
John A. McMillan                                2,945,966  (4)       8.65%
J.C. (Tuck) Marshall                              590,000  (5)       1.77%
Jacob L. Smith                                    170,000  (6)         *
Sam Ringer                                      1,710,420  (7)       5.17%
David Stedman                                     922,250  (8)       2.74%
Steve Thomson                                   1,166,125  (9)       3.47%
Chuck Aikens                                     695,783  (10)       2.09%
Griffith J. Straw                                 53,450  (11)         *
Randall D. Miles                                  53,450  (12)         *

OTHER BENEFICIAL OWNERS:
ICM Asset Management, Inc.                      1,879,000 (13)       5.71%

All directors and executive officers as a       8,307,444           22.78%
group (9 persons)

* Less than one percent.

(1) Except as noted below, the business address of the directors and executive officers is 4700-42nd Avenue SW, Suite 430, Seattle, WA 98116.

(2) Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are exercisable within 60 days of September 30, 2002 are deemed outstanding. These shares, however, are not deemed outstanding for purposes of computing the ownership of any other person. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the stockholders named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(3) Percentage of beneficial ownership is based upon 32,913,478 voting shares outstanding as of September 30, 2002, consisting of 31,413,478 shares of common stock and 1,500,000 shares of Series A Convertible Preferred Stock. The Series A Convertible Preferred Stock held by the person or group noted in the footnotes to this table is convertible into an equivalent number of shares of common stock.

(4) John McMillan is deemed the beneficial owner of 1,782,633 shares of common stock, 330,000 shares underlying stock options and 833,333 shares underlying warrants granted but not yet exercised. The address of Mr. McMillan is 500 Pine Street, Seattle, WA 98101.

(5) Includes 390,000 shares underlying stock options not yet exercised. The address of Mr. Marshall is 23600 S. Sheer Rd., Frankfort, IL 60423.

(6) Includes 15,000 shares underlying stock options not yet exercised. The address of Mr. Smith is 3800 Ft. Bellingham Rd., Bellingham, WA 98225.

(7) Sam Ringer is deemed the beneficial owner of 1,543,753 shares of common stock and 166,667 shares underlying warrants not yet exercised.

(8) Includes 718,750 shares underlying stock options not yet exercised.

(9) Includes 678,125 shares underlying stock options not yet exercised.

(10) Includes 319,533 shares underlying stock options not yet exercised. The address of Mr. Aikens is 2000 S. Colorado Blvd., Annex Building, Suite 350, Denver, CO 80222.

(11) Includes 53,450 shares underlying stock options not yet exercised. The address of Mr. Straw is 1943 Barton Hill Road, Reston, VA 20191.

(12) Includes 53,450 shares underlying stock options not yet exercised. The address of Mr. Miles is 701 5th Avenue, Suite 3250, Seattle, WA 98104.

(13) Includes 1,500,000 voting shares of Series A Preferred Stock and 379,000 shares of common stock. The Schedule 13G received by the Company indicated that the 1,879,000 shares are held by ICM Asset Management, Inc., James K. Simmons and Koyah Ventures, LLC as a group. The three owners are the beneficial owners of 1,879,000 shares of common stock with sole dispositive power with respect to 0 shares of common stock, shared dispositive power with respect to 1,879,000 shares of common stock, sole voting power with respect to 0 shares of common stock and shared voting power with respect to 1,879,000 shares of common stock. The address of ICM Asset Management, Inc. is 601 W. Main Ave., Suite 600, Spokane, WA 99201.

                               EXECUTIVE OFFICERS

          The names, ages and positions of our executive officers and other key employees are listed below.

           NAME                  AGE              POSITION
           ----                  ---              --------

    EXECUTIVE OFFICERS:
    David Stedman                 52         CEO and President
    Chuck Aikens                  31         COO
    Steve Thomson                 50         CFO, Corporate Secretary, Treasurer


          Following is a discussion of the business background of each executive officer who is not a director nominee at the Annual Meeting.

          CHUCK AIKENS, Chief Operating Officer of LION as of January 2001, has served as Senior Vice President of Sales and Marketing for LionInc.com since March of 2000 and has served as General Manager of the Denver operations since May of 1999. Mr. Aikens was the original business developer and software programmer of Mortgage101.com and America Mortgage Online in 1995. Mr. Aikens served as President of IMark Design Group which was acquired by LionInc.com in May of 1999. Mr. Aikens has experience in the industry accumulating 4 years of origination and management experience with North American Mortgage Company and Banc One Mortgage. Mr. Aikens obtained a Bachelor's degree at Metropolitan State College of Denver in Finance and Accounting and has also attended the Illinois Institute of Technology, University of Florida, and University of Colorado. In his educational background, Mr. Aikens has also gained expertise in several programming languages, database architecture, internet software design, and web development.

          STEVE THOMSON, CFO of LION as of January 2001, joined LionInc.com in March 1998 as its Controller. From 1995 to 1998, Mr. Thomson worked as a consultant with a number of high tech and Internet related companies including Sierra Online, Inc. and N2H2, Inc. From 1988 to 1995, Mr. Thomson served as Controller and Division Manager with Vanier, a $130 million subsidiary of American Business Products. From 1979 to 1986, Mr. Thomson was in public accounting with Price Waterhouse. Mr. Thomson received a B.A. degree in Business Administration from the University of Washington in 1976 and has been a CPA since 1981.

          Officers identified above serve at the discretion of the Board.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

          The following summary compensation table indicates the cash and non-cash compensation earned during the fiscal years ended December 31, 2001, 2000 and 1999 by our Chief Executive Officer and the other most highly compensated executive officers serving during the year ended December 31, 2001.

                                                          Summary Compensation Table*
                                                          ---------------------------
                                         Annual Compensation               Long-Term Compensation
                                     -------------------------------     ----------------------------
                                                                                         Securities
                                                                         -----------     Underlying
                                                                            Stock         Options/
Name and Principal Position          Year     Salary       Other            Awards        Warrants
---------------------------          ----     ------      --------       -----------    -------------

John A. McMillan, CEO                2001          -          -                -            15,000
                                     2000          -          -                -            30,000
                                     1999          -      $16,250              -           440,000

David Stedman, President             2001    $ 119,900         -               -           500,000

Steve Thomson, CFO                   2001    $  76,100    $36,500(1)           -           400,000

------------------
 (*) Columns in the Summary Compensation Table that were not relevant to the compensation paid to the Named Executive Officers were omitted.

 (1) 320,000 shares of common stock were issued in lieu of cash compensation at fair market value with prices ranging from $.10 to $.15 per share.

 OPTION GRANTS LAST FISCAL YEAR.

         The following table sets forth information regarding options granted to our executive officers during 2001.

                                            Number of       Percent of total
                                            securities        stock options
                                            underlying         granted to        Exercise or
                                          stock options       employees in       base price     Expiration
        NAME AND PRINCIPAL POSITION          granted           fiscal year         ($ Sh)          date
        ---------------------------       -------------     ----------------     -----------    ----------
John A. McMillan, CEO                          15,000               .5%             $0.06         12/17/05

David Stedman, President                      500,000             16.3%             $0.20          2/2/11

Steve Thomson, CFO                            400,000             13.1%             $0.20          2/2/11

            During the year ended December 31, 2001, we granted employees options to purchase shares of our common stock. The options vest at 6 1/4 % each quarter over sixteen quarters, with some of the options vesting at 12 1/2 % per quarter in profitable quarters. The options have a ten-year term, but are subject to earlier forfeiture or cancellation in connection with termination of employment or upon the optionee's death or disability.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE.

         The following table provides information with respect to stock options exercised by our named executive officers during the fiscal year ended December 31, 2001 and unexercised options or warrants held as of December 31, 2001. No stock appreciation rights were exercised during 2001 or were outstanding at December 31, 2001.

                                                             Number of Securities
                              Shares                        Underlying Unexercised              Value of Unexercised
                             Acquired                          Options/Warrants                     In-the-Money
                                on          Value            at Fiscal Year-End (#)               Options/Warrants
                             Exercise     Realized         ------------------------             at Fiscal Year-End ($)
           Name                (#)           ($)          Exercisable  Unexercisable         Exercisable  Unexercisable
           ----                ----       --------        -----------  -------------         -----------  -------------
John A. McMillan,
  CEO
      Options                   --            --             345,000          --                  --             --
      Warrants                  --            --             833,333          --                  --             --

David Stedman, President
      Options                   --            --             503,125       446,875                --             --

Steve Thomson, CFO
      Options                   --            --             521,875       328,125                --             --

EMPLOYMENT AGREEMENTS

          In October 2001, the Company entered into employment agreements with Dave Stedman, its President and CEO, and Steve Thomson, its CFO. Each officer's agreement has a term of three years. Each employment agreement provides that an officer's compensation will include a base and may include a bonus. In the event that an officer's employment is terminated by the Company without cause, the officer will be entitled to a severance payment of 50% of his annual compensation. Officers are also entitled to receive, at the Company's expense, continuation of medical, dental and disability benefits for 6 months following termination without cause. Each agreement provides that the officer may elect to receive up to 20% of his salary in the form of restricted stock grants, valued using the 20 day trailing average closing price on the date of grant.

EQUITY COMPENSATION PLAN INFORMATION

          The Company maintains the 1998 Stock Option Plan ("1998 Plan"), pursuant to which it may grant equity awards to eligible persons. Additionally, it has entered into individual arrangements outside of the 1998 Plan with its President and CEO, David Stedman, and its CFO, Steve Thomson, providing for the grant of restricted stock. The 1998 Plan and the individual plans are described more fully below.

         The following table gives information about equity awards under the Company's 1998 Plan and the individual equity arrangements as of December 31, 2001.

                                          (a)                              (b)                              (c)
                                                                                              Number of securities available
                                  Number of securities                                           for future issuance under
                             to be issued upon exercise of      Weighted-average exercise        equity compensation plans
                                  outstanding options,        price of outstanding options,        [excluding securities
Plan category                     warrants and rights              warrants and rights            reflected in column (A)]
--------------               ------------------------------   ----------------------------    ------------------------------
Equity compensation plans
approved by security
holders                                5,822,000                          $.56                           3,773,833

Equity compensation plans
not approved by security
holders (1)                            1,479,633                          $.09                              --

Total                                  7,301,633                          $.46                           3,773,833

(1) These numbers include potential awards of restricted stock pursuant to the salary conversion rights given to Messrs. Stedman and Thomson in their employment agreements. The shares will be valued using the 20 day trailing average closing price on the date of grant. The aggregate number of shares available for issuance is estimated based upon the average high and low bid price for LION's common stock for each quarter during 2001, as published by the OTC Bulletin Board.

1998 STOCK OPTION PLAN

         The Company's 1998 Stock Option Plan ("1998 Plan") was approved by stockholders on December 18, 1998.

         NUMBER OF SHARES SUBJECT TO THE 1998 PLAN. The total number of shares of common stock reserved for issuance under the 1998 Plan is 15,000,000. The 1998 Plan provides that if any outstanding option expires or is terminated for any reason, the shares of common stock allocable to the unexercised portion of such option may again be subject to an option to the same person or to a different person eligible under the 1998 Plan.

         ELIGIBILITY FOR PARTICIPATION. The 1998 Plan is intended to serve as an equity incentive program for management, qualified employees, non-employee members of the Board of Directors, and independent advisors or consultants.

         TERMS OF OPTIONS. Options granted to employees may be either Incentive Stock Options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or nonqualified stock options. Options granted to outside directors, consultants and advisors may only be nonqualified stock options. The per share exercise price for any option granted may not be less than the fair market value of the Company's securities on the grant date. Unless otherwise specified by the Plan Administrators, the options vest over a four-year period. Unless extended by the Plan Administrators, the right to exercise an option terminates thirty days after the termination of an optionee's employment, contractual or director relationship with the Company.

         The 1998 Plan contains two separate components: (i) a discretionary option grant program under which eligible individuals in the Company's employ or service (including officers and other employees, non-employee Board members and independent advisors or consultants) may, at the discretion of the Plan Administrator, be granted options to purchase shares of common stock; and (ii) an automatic option grant program under which option grants will automatically be made at periodic intervals to eligible non-employee Board members to purchase shares of Common Stock at an exercise price equal to their fair market value on the grant date.

         The discretionary option grant program is administered by the Board of Directors or a committee of two or more members of the Board. Plan administrators have sole authority to prescribe the form, content and status of options to be granted, select the eligible recipients, determine the timing of option grants, determine the number of shares subject to each grant, the exercise price, vesting schedule, and term for which any option will remain outstanding.

         OUTSIDE DIRECTOR OPTION PROGRAM. Under the automatic option grant program, immediately after each annual meeting of stockholders, each elected non-employee director of the Company is automatically granted a nonqualified stock option to purchase 15,000 shares of common stock for each year included in the term for which he or she was elected.

OTHER NON-STOCKHOLDER APPROVED EQUITY ARRANGEMENTS

         Effective October 2001, we entered into three-year employment agreements with Dave Stedman, President and CEO, and Steve Thomson, CFO, which provide for their tenure. The employment agreements, which were not approved by stockholders, provide for potential awards of restricted stock pursuant to salary conversion rights given to Messrs. Stedman and Thomson.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          For March 2000 to October 2000, Tuck Marshall was interim president of Lioninc.com. and served as a strategic alliance consultant for the remainder of that year. Mr. Marshall was paid cash fees for these services totaling $74,214 for the year ended December 31, 2000. During 2001, Mr. Marshall assisted LION on a regular basis with key strategic alliances. Mr. Marshall was paid cash fees for these services totaling $42,000 for the year ended December 31, 2001.

         During October 1999, we sold 1,000,000 shares of common stock to Sam Ringer at a purchase price of $.25 per share in connection with the exercise of outstanding options. The aggregate purchase price of $250,000 was payable by a nonrecourse promissory note with the principal balance due on or before April 1, 2001, together with interest at the rate of 10% per annum payable quarterly. The shares of common stock purchased by the promissory note were pledged to LION as collateral until the note was paid in full. On January 1, 2001, Mr. Ringer defaulted on payment of the quarterly interest, and the 1,000,000 forfeited shares of common stock were retired and cancelled by LION.

         Randall D. Miles is a Managing Director of Investment Banking at D.A. Davidson & Co ("Davidson"). In June 2002, LION entered into an agreement pursuant to which Davidson may provide it exclusive advisory and investment banking services.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors and executive officers, and persons who own more than ten percent of the our common stock, file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater-than-ten percent stockholders are required by the SEC regulation to furnish us with copies of all Section 16(a) forms they file. Specific due dates have been established by the SEC, and we are required to disclose in this report any failure to file by those dates.

         Based upon a review of the copies of the Section 16(a) reports furnished to us, or written representations from one or more of these persons, we believe that there has been compliance with all Section 16(a) filing requirements applicable to our officers, directors and ten-percent beneficial owners; except that Sam Ringer failed to file one monthly report covering one transaction, but did report this transaction late on a Form 4; Jack McMillan failed to file two monthly reports covering two transactions, however, these transactions were filed late on a Form 4; and Jake Smith filed a Form 5 late that included one deferred transaction and one unreported transaction.

NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

                             AUDIT COMMITTEE REPORT

            The audit committee of the Company's board of directors (the "Audit Committee") consists solely of one non-employee director, Jacob Smith, who has been determined to be independent as defined by the Nasdaq Marketplace Rules. The Audit Committee operates under a written charter adopted by the board of directors, attached to this Proxy Statement as Appendix A. Among its other functions, the Audit Committee recommends to the board of directors, subject to stockholder ratification, the selection of the Company's independent accountants. Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of` the Company's financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

            In this context the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61.

            The Company's independent accountants also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Committee discussed with the independent accountants the firm's independence and considered whether the non-audit services provided by the independent accountants are compatible with maintaining its independence.

            Based on the Audit Committee's discussion with management and the independent accountants, and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the board of directors include the audited financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001 filed with the Securities and Exchange Commission.


                               Submitted by the Audit Committee of the Company's Board of Directors,
                               Jacob Smith

            FEES BILLED FOR SERVICES RENDERED BY PRINCIPAL ACCOUNTANT

AUDIT FEES. Grant Thornton LLP, our independent auditor and principal accountant, billed LION an aggregate of $46,000 in fees for professional services rendered in connection with the audit of our financial statements for the fiscal year ended December 31, 2001, and the reviews of the financial statements included in each of our quarterly reports on Form 10-QSB during the fiscal year ended December 31, 2001.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. Grant Thornton LLP did not perform or bill LION for professional services during the fiscal year ended December 31, 2001, in connection with the design and implementation of financial information systems.

ALL OTHER FEES. Grant Thornton LLP billed LION an aggregate of $9,000 in fees for other services rendered to LION for the fiscal year ended December 31, 2001 primarily for assistance in preparing our federal and state tax returns.

      The Audit Committee has concluded that the provision of these services to LION is compatible with maintaining Grant Thornton LLP's independence.


                                  OTHER MATTERS

         The Board of Directors does not know of any other business that may come before the Annual Meeting, but if any are properly presented at the Annual Meeting, or any adjournments or postponements, the persons named in the enclosed proxy will vote the proxy and act according to their best judgment.


           STOCKHOLDER PROPOSALS FOR 2003 ANNUAL STOCKHOLDERS' MEETING

         In order for proposals of stockholders to be included in the proxy materials for presentation at the 2003 Annual Meeting of Stockholders, such proposals must be received by LION, Inc, Attn: Secretary, at 4700-42nd Avenue SW, Suite 430, Seattle, WA 98116, no later than January 31, 2003. Proposals of stockholders intended to be considered at the 2003 Annual Meeting of Stockholders but not included in the Company's proxy statement for that meeting must be received by the Company at the above address no earlier than January 31, 2003 and no later than March 31, 2003.

                           AVAILABILITY OF INFORMATION

         A copy of our Annual Report on Form 10-KSB for the year ended December 31, 2001, as filed with the SEC, was mailed to stockholders together with the mailing of this Proxy Statement. Stockholders who did not receive a copy of the 2001 Annual Report with their Proxy Statement may obtain a copy without charge by writing to Investor Relations, LION, Inc., 4700-42nd Avenue SW, Suite 430, Seattle, WA 98116.

                                             BY ORDER OF THE BOARD OF DIRECTORS
                                             JOHN A. MCMILLAN
                                             Chairman

                                                                       EXHIBIT A


                             AUDIT COMMITTEE CHARTER

                                       OF

                                   LION, INC.
                            A WASHINGTON CORPORATION


RESOLVED, that the charter and powers of the Audit Committee of the Board of Directors (the "Audit Committee") shall be:

     o Overseeing that management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company;

     o Overseeing that management has established and maintained processes to assure that an adequate system of internal control is functioning within the Company;

     o Overseeing that management has established and maintained processes to assure compliance by the Company with all applicable laws, regulations and Company policy;

RESOLVED, that the Audit Committee shall have the following specific powers and duties:

1. Holding such regular meetings as may be necessary and such special meetings as may be called by the Chairman of the Audit Committee or at the request of the independent accountants;

2. Reviewing the performance of the independent accountants and making recommendations to the Board of Directors regarding the appointment or termination of the independent accountants;

3. Conferring with the independent accountants concerning the scope of their examinations of the books and records of the Company; reviewing and approving the independent accountants' annual engagement letter; reviewing and approving the Company's internal audit charter, annual audit plans and budgets; directing the special attention of the auditors to specific matters or areas deemed by the Committee or the auditors to be of special significance; and authorizing the auditors to perform such supplemental reviews or audits as the Committee may deem desirable;

4. Reviewing with management, the independent accountants significant risks and exposures, audit activities and significant audit findings;

5. Reviewing the range and cost of audit and non-audit services performed by the independent accountants;

6. Reviewing the Company's audited annual financial statements and the independent accountants' opinion rendered with respect to such financial statements, including reviewing the nature and extent of any significant changes in accounting principles or the application therein;

7. Obtaining from the independent accountants their recommendations regarding internal controls and other matters relating to the accounting procedures and the books and records of the Company and reviewing the correction of controls deemed to be deficient;

8. Providing an independent, direct communication between the Board of Directors and independent accountants;

9. Reviewing the programs and policies of the Company designed to ensure compliance with applicable laws and regulations and monitoring the results of these compliance efforts;

10. Reporting through its Chairman to the Board of Directors following the meetings of the Audit Committee;

11. Maintaining minutes or other records of meetings and activities of the Audit Committee;

12. Reviewing the powers of the Committee annually and reporting and making recommendations to the Board of Directors on these responsibilities;

13. Conducting or authorizing investigations into any matters within the Audit Committee's scope of responsibilities. The Audit Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation;

14. Considering such other matters in relation to the financial affairs of the Company and its accountants, and in relation to the external audit of the Company as the Audit Committee may, in its discretion, determine to be advisable.


         CERTIFICATION AS TO THE AUDIT COMMITTEE CHARTER FOR THE COMPANY

I, the undersigned, being the Chairman of the Board of the Company, do hereby certify the foregoing to be the Audit Committee Charter of the Company.



-----------------------
John A McMillan, Chairman

                                      PROXY
                                   LION, INC.

                ANNUAL MEETING OF STOCKHOLDERS, DECEMBER 13, 2002
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED (SEE REVERSE SIDE OF THIS PROXY) REVOKES ALL PREVIOUS PROXIES, ACKNOWLEDGES RECEIPT OF THE NOTICE OF THE STOCKHOLDERS MEETING TO BE HELD DECEMBER 13, 2002 AND THE PROXY STATEMENT, AND APPOINTS DAVID STEDMAN AND STEVE THOMSON, OR EITHER OF THEM THE PROXY OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL SHARES OF COMMON STOCK OF LION, INC., FORMERLY KNOWN AS PLENUM COMMUNICATIONS, INC., THAT THE UNDERSIGNED IS ENTITLED TO VOTE, EITHER ON HIS OR HER OWN BEHALF OR ON BEHALF OF AN ENTITY OR ENTITIES, AT THE ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY TO BE HELD ON DECEMBER 13, 2002, AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF, WITH THE SAME FORCE AND EFFECT AS THE UNDERSIGNED MIGHT OR COULD DO IF PERSONALLY PRESENT. THE SHARES REPRESENTED BY THIS PROXY ARE AS OF OCTOBER 28, 2002, AND SHALL BE VOTED IN THE MANNER SET FORTH BELOW:

PLEASE MARK, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

                           (CONTINUED ON REVERSE SIDE)

                                      PROXY
                                   LION, INC.


THE SHARES REPRESENTED BY THIS PROXY MAY BE VOTED ON THE ITEMS BELOW BY MARKING AN "X" IN THE SPACE PROVIDED FOR THAT PURPOSE. UNLESS OTHERWISE SPECIFIED, THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED FOR PROPOSALS 1-3, AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF (SEE NOTES TO THIS PROXY ON REVERSE SIDE).


1. TO ELECT SEVEN MEMBERS OF THE BOARD OF DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING AND UNTIL THEIR SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED;

NOMINEES:  01 - JOHN A. MCMILLAN;    02 - J.C. "TUCK" MARSHALL;      03 - SAM RINGER;        04 - JACOB L. SMITH;

           05 - DAVID STEDMAN;       06 - RANDALL D. MILES;          07 - GRIFFITH J. STRAW

           [ ]  FOR ALL NOMINEES          [ ]  WITHHELD FROM ALL NOMINEES
           [ ]  WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE.  WRITE NAME OR NUMBER(S) OF NOMINEES.

----------------------------




2. TO RATIFY THE SELECTION OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS;

           [ ]   FOR      [ ]   AGAINST       [ ]   ABSTAIN


3. TO ACT UPON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

           [ ]   FOR      [ ]   AGAINST       [ ]   ABSTAIN


PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS HEREON. IF ACTING AS ATTORNEY, EXECUTOR, TRUSTEE, OR IN OTHER REPRESENTATIVE CAPACITY, SIGN NAME AND TITLE.



            DATED                    , 2002
                  -------------------


            -------------------------
            SIGNATURE

PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS HEREON. IF ACTING AS ATTORNEY, EXECUTOR, TRUSTEE, OR IN OTHER REPRESENTATIVE CAPACITY, SIGN NAME AND TITLE.